ACUITAS US MICROCAP FUND
(the “Fund”)

Supplement dated June 30, 2020 to the Prospectus dated November 1, 2019, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Forum Funds II (the “Trust”) held on June 24, 2020, the Board approved the hiring of Granahan Investment Management, Inc. (“Granahan”) and Tieton Capital Management, LLC (“Tieton”) as subadvisers to the Fund with responsibility for managing separate sleeves of the Fund’s portfolio, replacing Falcon Point Capital, LLC. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Granahan and Tieton.

Additionally, at a meeting of the Board held on March 27, 2020, the Board approved, at the recommendation of Acuitas Investments, LLC, the Fund’s investment adviser, a reduction in the management fee and the expense cap for the Fund, effective June 30, 2020. In connection with those approvals, the Prospectus is hereby supplemented as described below.

1.	All references to Falcon Point Capital, LLC are hereby deleted in their entirety.

2.	The section entitled “Fees and Expenses” on page 8 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Shareholder Fees	Institutional	Investor
(fees paid directly from your investment)	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the
offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the offering price)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
Distributions (as a percentage of the offering price)	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of
purchase, if applicable)	1.00%	1.00%
Exchange Fee (as a percentage of amount redeemed, if applicable)	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses	0.47%	0.47%
Total Annual Fund Operating Expenses	1.72%	1.97%
Fee Waiver and/or Expense Reimbursement®	(0.22)%	(0.22)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense
Reimbursement	1.50%	1.75%

(1)
Acuitas Investments, LLC (the "Adviser") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and Investor Shares to 1.50% and 1.75%, respectively, through November 1,
2021 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of
Trustees. The Adviser may be reimbursed by a Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Expense Cap through the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$153	$520	$913	$2,012
Investor Shares	$178	$597	$1,042	$2,278

3.	The sub-sections entitled “Subadvisers” and “Portfolio Managers” in the section entitled “Management” on page 13 of the Prospectus are hereby deleted in their entirety and replaced with the following:
Subadvisers. AltraVue Capital, LLC; ClariVest Asset Management, LLC; Granahan Investment Management, Inc.; Meros Investment Management, L.P.; and Tieton Capital Management, LLC are the Subadvisers to the Fund.

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
AltraVue Capital, LLC
DeShay McCluskey, CFA	Managing Partner	2018
Touk Sinantha, CFA	Managing Partner	2018
ClariVest Asset Management, LLC
Michael Waterman, CFA	Portfolio Manager	2014
Todd Wolter, CFA	Chief Investment Officer – U.S. and Alternative Strategies and Lead Portfolio Manager	2014
Granahan Investment Management, Inc
Andrew L. Beja, CFA	Portfolio Manager and Managing Director	2020
Jefferey A. Harrison, CFA	Portfolio Manager, Senior Vice President and Managing Director	2020
Gary C. Hatton, CFA	Portfolio Manager and Senior Managing Director	2020
Jennifer M. Pawlowski	Portfolio Manager and Managing Director	2020
David M. Rose, CFA	Portfolio Manager, Chief Investment Officer and Managing Director	2020
Meros Investment Management, L.P.
Tim Chatard, CFA	Portfolio Manager	2019
Tieton Capital Management, LLC
William J. Dezellem, CFA	Portfolio Manager, Chief Investment Officer and President	2020
Matthew W. Dhane, CFA	Portfolio Manager and Principal	2020

4.	The section entitled “The Adviser and Subadvisers” beginning on page 23 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Adviser and Subadvisers

The Fund’s investment adviser is Acuitas Investments, LLC (the “Adviser”), 520 Pike Street, Suite 1221, Seattle, WA, 98101. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940 and has provided investment advisory and management services to clients since 2011. As of March 31, 2020, the Adviser had approximately $503.1 million of assets under management.

With respect to the Fund, the Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator (“CPO”) pursuant to CFTC Regulation 4.5 under the Commodity Exchange Act and is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.25% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended June 30, 2019 was 0.36%. The actual advisory fee rate paid by the Fund to the Adviser for the fiscal year ended June 30, 2019 was 1.25%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% or 1.75% of the Fund’s Institutional Shares and Investor Shares, respectively, through November 1, 2021 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board last approved the Advisory Agreement will be included in the Fund’s annual report for the fiscal year ended June 30, 2020, once available. A discussion summarizing the basis on which the Board approved the investment sub-advisory agreements between the Adviser and the Subadvisers will also be included in the Fund’s annual report for the fiscal year ended June 30, 2020, once available.

The Fund’s Board and its shareholders have  approved a “multi-manager” structure that permits the Adviser to appoint and replace Subadvisers and enter into, materially amend and terminate sub-advisory agreements with other investment managers with respect to the Fund, subject to Board approval but without shareholder approval (the “Multi-Manager Structure”).

The ability to implement the Multi-Manager Structure with respect to the Fund is pursuant to an exemptive order from the SEC (“Exemptive Relief”). Pursuant to the Exemptive Relief, the Fund is required to notify shareholders of the retention of a new Subadviser within 90 days of the hiring of the new Subadviser. In the future, the Adviser may propose to appoint or replace one or more Subadvisers subject to Board approval and applicable shareholder notice requirements.

The Multi-Manager Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of such subadvisory agreements. Under the Multi-Manager Structure, the Adviser maintains the ultimate responsibility, subject to the oversight of the Board, to oversee the Subadvisers and recommend their hiring and replacement. The Multi-Manager Structure provides the Adviser with the discretion to terminate any Subadviser and allocate and reallocate the Fund’s assets for management among other Subadvisers. The Multi-Manager Structure permits disclosure of the fees paid to Subadvisers in the aggregate in its registration statement (both as a dollar amount and as a percentage of the Fund’s net assets), but does not permit investment management fees paid by the Fund to be increased without shareholder approval, nor does it change the Adviser’s responsibilities to the Fund including responsibility for all advisory services furnished by a Subadviser.

The Adviser delegates the day-to-day management of the Fund to a combination of the following Subadvisers. The Adviser retains overall supervisory responsibility for the general management and investment of the Fund’s assets.

Acuitas US Microcap Fund

Subadviser	Investment Strategy
AltraVue Capital, LLC 11747 NE 1st St., Suite 205 Bellevue, WA 98005	US Microcap
ClariVest Asset Management, LLC 3611 Valley Centre Drive #100 San Diego, CA 92130	US Microcap
Granahan Investment Management, Inc. 404 Wyman Street, Suite 460 Waltham, MA 02451	US Microcap Growth
Meros Investment Management, L.P. 2828 N. Hardwood Street, Suite 1900 Dallas, TX 75208	US Microcap
Tieton Capital Management, LLC 4700 Tieton Drive, Suite C Yakima, WA 98908	US Microcap Value

AltraVue Capital, LLC was founded in 2016 and provides investment advisory services for high net worth individuals, institutional pension funds, and pooled vehicles.

ClariVest Asset Management, LLC was founded in 2006 and provides investment advisory services to pooled vehicles and institutions.

Granahan Investment Management, Inc. was founded in 1985 and provides investment advisory services for high net worth individuals, investment companies, pooled vehicles, pension and profit-sharing plans, charitable organizations, state or municipal government entities and corporations or other businesses.

Meros Investment Management, L.P. was founded in 2019 and provides investment advisory services to pooled investment vehicles, institutional investors, public and private pension plans, insurance companies, foundations, and endowments.

Tieton Capital Management, LLC was founded in 2005 and provides investment advisory services for high net worth individuals, individuals, charitable organizations, other investment advisers and corporations or other businesses.

5.	The section entitled “Portfolio Managers” beginning on page 25 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Responsibilities. The following is information about how the Fund allocates responsibilities for day-to-day management:

Acuitas US Microcap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Touk Sinantha, CFA and DeShay McCluskey, CFA are responsible for the day-to-day management of any portion of the Fund allocated to AltraVue Capital, LLC. Michael Waterman, CFA and Todd Wolter, CFA are responsible for the day-to-day management of any portion of the Fund allocated to ClariVest Asset Management, LLC. Andrew L. Beja, CFA, Jefferey A. Harrison, CFA, Gary C. Hatton, CFA, Jennifer M. Pawloski, and David M. Rose, CFA, are responsible for the day-to-day management of any portion of the Fund allocated to Granahan Investment Management, Inc. Tim Chatard, CFA is responsible for the day-to-day management of any portion of the Fund allocated to Meros Investment Management, L.P. William J. Dezellem, CFA and Matthew W. Dhane, CFA are responsible for the day-to-day management of any portion of the Fund allocated to Tieton Capital Management, LLC. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.

Portfolio Manager Biographies
•
Andrew L. Beja, CFA, is a Senior Vice President and Managing Director of Granahan Investment Management, Inc. Andrew is the portfolio manager of the GIM Small Cap Focused Growth strategy, and he also manages a portion of the multi-managed portfolios. Mr. Beja joined Granahan Investment Management at the end of 2011 bringing 30 years industry experience to the firm, primarily in the small and SMID cap sector of the market. From 2000 to 2011, Mr. Beja was with LMCG in Boston, a firm he co-founded and where he managed several small and SMID cap growth equity products. In 2007, he started the Focused Growth product that he continues to manage at Granahan. Prior to LMCG, Mr. Beja was a portfolio manager with Standish, Ayer & Wood. Before moving to the buy-side, Mr. Beja was an equities analyst for Advest. Mr. Beja received his BA from Miami University. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute and the CFA Society Boston.

•
Tim Chatard, CFA, is the Chief Investment Officer and Portfolio Manager for Meros Investment Management, LP, where he focuses solely on US microcap equities. Tim’s investment career has included both large and small firms: Franklin Templeton (1996-1999), Sterling Johnston Capital Management (1999-2009), Tano Capital (2010-2013), and Quantum Capital Management (2013-2019). Tim has built and led fundamental research teams at all points along the way and has been a founder at both Sterling and Meros. Directly prior to starting Meros, Tim was Director of Research and Portfolio Manager at Quantum where he managed concentrated equity portfolios and launched the microcap strategy that would become the basis for Meros. At Sterling also Tim was part of a team that managed a very successful microcap strategy for 10 years. He began his finance career at Morgan Stanley (1991-1994) spending time in New York and Tokyo. Tim graduated from the University of California, Berkeley, in 1991 and received his MBA from Harvard Business School in 1996. He is a member of the CFA Institute and the CFA Society of San Francisco.

•
William J. Dezellem, CFA, is co-founder, Chief Investment Officer, and President of Tieton Capital Management, LLC. He was the founding Portfolio Manager of the Davidson Investment Advisors’ Small/Mid Cap Value Strategy where he was the lead Portfolio Manager from the strategy’s inception in January 1998 through May 2005. From April 2000 until June 2004, Mr. Dezellem was also the firm’s Chief Investment Officer, overseeing all the investment professionals that managed nearly $1 billion of client assets. Prior to joining Davidson Investment Advisors, Mr. Dezellem was Vice President of Research and Senior Research Analyst (highest level achieved) at ICM Asset Management. In both 1999 and 2000 he was nominated for the Top Small to Mid-Size Company Analyst Award in Reuters Investment Research Survey. He is Past President of the Spokane Chapter of Financial Analysts and the Spokane Stock & Bond Club. Mr. Dezellem is Chairman of the Yakima Valley Community Foundation Investment Committee. Mr. Dezellem has held the Chartered Financial Analyst designation since 1993. He is a member of the CFA Institute, the CFA Society of Seattle, CFA Society of Portland and CFA Society of Spokane. He graduated Magna Cum Laude from Central Washington University with double majors in Business Economics and Business Administration with a Finance emphasis.

•
Matthew W. Dhane, CFA, is Portfolio Manager and Principal of Tieton Capital Management, LLC which he co-founded in 2005.   From August 2005 to January 2014 he was Senior Research Analyst and Principal of the firm. From June 2002 through July 2005 Mr. Dhane was the Small/Mid Cap Value Strategy Research Analyst at Davidson Investment Advisors. Mr. Dhane meets with companies, analyzes the data gathered, and incorporates findings from corporate Securities and Exchange Commission filings, to reach decisions on specific companies’ investment merits. Mr. Dhane is a member of the Catholic Diocese of Yakima Finance Committee, the Capital Revolving Program, the Priest Retirement Trust, the Seminarian Education Trust and a member of the Catholic Charities of Central Washington Finance Committee. He is also a member of the St. Joseph-Marquette School Finance Committee. Mr. Dhane has held the Chartered Financial Analyst designation since 2009. He is a member of the CFA Institute, the CFA Society of Seattle and the CFA Society of Spokane. He received a double major from Seattle University in Business Administration - Finance and Business Administration - Business Economics.

•
Jefferey A. Harrison, CFA, is a Senior Vice President and Managing Director of Granahan Investment Management, Inc. Mr. Harrison is a portfolio manager/analyst for the multi-managed Small Cap and SMID-Cap portfolios. Mr. Harrison came to GIM in 2015 with 18 years industry experience specializing in small cap equities, with the last 11 years as a portfolio manager. Mr. Harrison has spent much of his career as portfolio manager on a diversified small cap growth equity fund with Wells Capital Management and its predecessor companies in Richmond, VA. Mr. Harrison has extensive fundamental research experience across industries with specific expertise in the healthcare and financial services sectors. Mr. Harrison received his MBA in Finance from the College of William & Mary, and his BA from Hampden-Sydney College in Virginia. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

•
Gary C. Hatton, CFA, is co-Founder and Senior Managing Director of Granahan Investment Management, Inc. As a portfolio manager, Mr. Hatton is responsible for the GIM Small Cap Discoveries strategy and a portion of the multi-managed portfolios. His research expertise is in the medical and biotechnology sectors. Prior to joining Granahan Investment Management in 1985, Mr. Hatton was a Healthcare and Industrials Analyst at Eaton Vance Management in Boston. Mr. Hatton received his MS in Finance from the University of Wisconsin at Madison, and his BS from University of Rhode Island. Mr. Hatton holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

•
Dennis W. Jensen, CFA, is Partner and Director of Research of the Adviser which he co-founded in January 2011. Prior to this, Mr. Jensen was employed by Russell Investments in Tacoma, Washington, from 1994 until 2010. During his early years at the firm, he was an Analyst and then a Senior Research Analyst, responsible for researching and selecting investment managers for the firm's consulting clients and internally managed multi-manager funds. During his last two years at Russell Investments, Mr. Jensen assumed responsibility for managing several of the firm's multi-manager funds, including large-cap quantitative, value, growth and core funds. Mr. Jensen formed the General Partner to leverage his experience at Russell Investments. He received a Bachelor of Business Administration degree in 1993 from the University of Puget Sound and became a Chartered Financial Analyst in 1997.

•
DeShay McCluskey, CFA, has over 17 years of extensive analytical and research experience. Her comprehensive investment experience extends to both public and private investments. Prior to founding AltraVue, Ms. McCluskey was a Portfolio Manager and Principal for GW Capital Inc., where she served as a member of the firm’s investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. McCluskey joined GW Capital in 2012. From 2009 to 2012, Ms. McCluskey served as Vice President, Director of Research at BDT Capital Partners. While at BDT, Ms. McCluskey helped launch and manage the firm’s public investment portfolio. Additionally, Ms. McCluskey worked in various capacities with the deal teams helping to source and evaluate private investment opportunities for the Fund. In 2007, Ms. McCluskey co-founded Jacobi Capital Management, a registered investment adviser based in Pennsylvania. She also spent one and a half years at Legg Mason Capital Management as an Equity Analyst from 2006-2007, and three years as an Equity Analyst at Ariel Investments Inc., from 2001-2004.

•
Jennifer M. Pawloski is a Senior Vice President, Financial Officer and Managing Director of Granahan Investment Management, Inc. Ms. Pawloski’s research has an emphasis in the Technology sector, and she is a portfolio manager for the multi- managed Small Cap and SMID-Cap portfolios. Prior to joining Granahan in 2007, Ms. Pawloski was the Director of Equity Research for Longwood Investment Advisors in Boston. Ms. Pawloski also worked with the Boston Company as a Vice President. Ms. Pawloski received her BS from Bentley College.

•
David M. Rose, CFA is a Senior Vice President, Chief Investment Officer, and a Managing Director of Granahan Investment Management, Inc. Mr. Rose is the portfolio manager for GIM’s Small Cap Select, SMID-Select and MidCap Select strategies, as well as overseeing a portion of the multi-managed Small Cap and SMID-Cap portfolios. Mr. Rose joined GIM in 2015 and has over 20 years industry experience, including as a portfolio manager for several highly ranked equity funds. Prior to joining GIM, most recently Mr. Rose was a partner with Furey Research Partners in Boston, where he conducted small cap equity research for use by the firm’s investment manager clients. Prior to his work at Furey Research, Mr. Rose spent much of his career as a portfolio manager with American Century Investments in Kansas City, MO, before moving to Pyramis Global Advisors in Smithfield, RI to manage a new mid-cap fund. Mr. Rose received his MS in Finance from the University of Wisconsin at Madison, and his BS in Business Administration from Washington University in St. Louis, MO. He holds the Chartered Financial Analyst designation and is a member of the CFA Institute.

•
Touk Sinantha, CFA, has 17 years of comprehensive investment experience with knowledge in equity analysis, portfolio management, and fixed income research. Prior to founding AltraVue, Ms. Sinantha was a Portfolio Manager and Principal for GW Capital, Inc., where she served as a member of the firm’s investment committee with portfolio management responsibilities for both equity and fixed income portfolios. Ms. Sinantha joined GW Capital in 2008. Prior to GW Capital, Ms. Sinantha was a Senior Research Analyst at Members Capital Advisors in Wisconsin from 2006 to 2008. From 2001 to 2006, Ms. Sinantha was a buy-side analyst at Ariel Investments in Chicago.

•
Christopher D. Tessin, CFA, Partner and Chief Investment Officer, co-founded the Adviser in January 2011. Prior to this, Mr. Tessin was employed by Russell Investments in Tacoma, Washington, from 2003 through 2010. During his many years at the firm, he progressed from Research Analyst to Associate Portfolio Manager and, finally, to Portfolio Manager. Before joining Russell Investments, Mr. Tessin worked as an Associate in Equity Research with Bear, Stearns in New York from 2001 to 2003. He has also held positions in portfolio management and research at Lehman Brothers, and in portfolio management at International Asset Transactions. Mr. Tessin received a B.A. degree in 1993 (Economics and Philosophy) and an MBA in 1998 (Finance), both from Columbia University.

•
Michael Waterman, CFA is a Portfolio Manager at ClariVest Asset Management, LLC on the team responsible for the firm’s U.S. micro cap and U.S. small cap investment strategies. Prior to joining ClariVest in 2003, Mr. Waterman was a Market Research Analyst at Nicholas-Applegate Capital Management, where he developed marketing materials as well as worked with investment personnel to create analytical charts and commentaries covering the market environment. Before joining Nicholas-Applegate, Mr. Waterman was a Pension Administrator at San Diego Pension Consultants. He holds a Bachelor of Science degree in Management Science from the University of California, San Diego, and a MiF from London Business School. Michael began his investment career in 2000.

•
Todd Wolter, CFA is a founder and Chief Investment Officer – U.S. and Alternative Strategies of ClariVest Asset Management LLC. Mr. Wolter is a Lead Portfolio Manager on the team responsible for the firm’s U.S. micro cap and U.S. small cap investment strategies. Prior to forming ClariVest in March 2006, Mr. Wolter was the portfolio manager for the Systematic mid-cap strategies and co-manager for the Systematic small/mid (smid) strategies at Nicholas-Applegate Capital Management. He was a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate. Prior to Nicholas-Applegate, Mr. Wolter worked as a quantitative risk analyst with Credit Suisse Asset Management and has also held positions with Prudential Securities and Olde Financial. He holds a Bachelor’s degree in Economics from the University of Southern California and an MBA from the University of California, Irvine. Mr. Wolter began his investment career in 1995.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

* * *

For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS US MICROCAP FUND
(the “Fund”)

Supplement dated June 30, 2020 to the Statement of Additional Information (“SAI”)
dated November 1, 2019, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Forum Funds II (the “Trust”) held on June 24, 2020, the Board approved the hiring of Granahan Investment Management, Inc. (“Granahan”) and Tieton Capital Management, LLC (“Tieton”) as subadvisers to the Fund with responsibility for managing separate sleeves of the Fund’s portfolio, replacing Falcon Point Capital, LLC. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about Granahan and Tieton.

Additionally, at a meeting of the Board held on March 27, 2020, the Board approved, at the recommendation of Acuitas Investments, LLC, the Fund’s investment adviser, a reduction in management fees and the expense cap for the Fund effective June 30, 2020. In connection with those approvals, the SAI is hereby supplemented as described below.

1.	All references to Falcon Point Capital, LLC are hereby deleted in their entirety.

2.	The definition of “Subadviser” on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of AltraVue Capital, LLC; ClariVest Asset Management, LLC; Granahan Investment Management, Inc.; Meros Investment Management, L.P.; and Tieton Capital Management, LLC, the Fund’s subadvisers.

3.
The sub-section entitled "F. Investment Adviser" within the section entitled "Board of Trustees, Management and Service Providers" beginning on page 20 of the SAI is hereby deleted in its entirety and replacing it with the following:

F. Investment Adviser

Services of Adviser. The Adviser serves as investment adviser to the Fund pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen and Christopher Tessin
Subadvisers	Controlling Persons/Entities
AltraVue Capital, LLC	DeShay McCluskey, Thomas Parkhurst, and Touk Sinantha
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
Granahan Investment Management, Inc.	Jane White and Gary C. Hatton
Meros Investment Management, L.P.	Timothy Chatard; Ranger Capital Group Holdings, LP
Tieton Capital Management, LLC	William J. Dezellem and Matthew W. Dhane

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of March 31, 2020:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Acuitas Investments, LLC
	Dennis W. Jensen, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1	$1.8 million	None	None
	Other Accounts	5	$461 million	None	None
	Christopher D. Tessin
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	2	$4.3 million	None	None
	Other Accounts	5	$461 million	None	None
AltraVue Capital, LLC
	DeShay McCluskey
	Registered Investment Companies	8	$53.4 million	None	None
	Other Pooled Investment Vehicles	20	$101.7 million	7	$101.7 million
	Other Accounts	None	None	None	None
	Touk Sinantha
	Registered Investment Companies	8	$53.4 million	None	None
	Other Pooled Investment Vehicles	20	$101.7 million	7	$101.7 million
	Other Accounts	None	None	None	None
ClariVest Asset Management, LLC
	Michael Waterman, CFA
	Registered Investment Companies	1	$99.6 million	None	None
	Other Pooled Investment Vehicles	1	$1.8 million	1	$1.8 million
	Other Accounts	10	$524 million	None	None
	Todd Wolter, CFA
	Registered Investment Companies	4	$2.5 billion	None	None
	Other Pooled Investment Vehicles	5	$205.2 million	1	$1.8 million
	Other Accounts	14	$531.1 million	None	None
Granahan Investment Management, Inc.
	Andrew L. Beja, CFA
	Registered Investment Companies	3	$776.7 million	None	None
	Other Pooled Investment Vehicles	1	$313 million	None	None
	Other Accounts	25	$621.7million	1	$37.6 million
	Jefferey A. Harrison, CFA
	Registered Investment Companies	1	$298 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	6	$84.8 million	None	None
	Gary C. Hatton, CFA
	Registered Investment Companies	3	$776.7 million	None	None
	Other Pooled Investment Vehicles	2	$32.6 million	None	None
	Other Accounts	21	$234.7 million	None	None
	Jennifer M. Pawloski
	Registered Investment Companies	1	$298 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	4	$84.6 million	None	None
	David M. Rose, CFA
	Registered Investment Companies	1	$298 million	None	None
	Other Pooled Investment Vehicles	1	71.8 million	None	None
	Other Accounts	9	85.9 million	None	None
Meros Investment Management, L.P.
	Tim Chatard
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	2	$63 million	None	None
Tieton Capital Management, LLC
	William J. Dezellem, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1	$13 million	None	None
	Other Accounts	45	$68 million	None	None
	Matthew W. Dhane, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	1	$13 million	None	None
	Other Accounts	45	$68 million	None	None
Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:
•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser’s/Subadvisers' policies and procedures address trade aggregation and allocation. Additionally, given the nature of the Adviser’s/Subadvisers' investment process and their funds and/or other accounts, the Adviser’s/Subadvisers' investment management team services are typically applied collectively to the management of all the funds and/or other accounts following the same strategy.
Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one fund over another fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.
There is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Information Concerning Compensation of Portfolio Managers.
Acuitas Investments, LLC (Acuitas): The portfolio managers’ compensation, which is paid by Acuitas, consists of a salary and discretionary bonus. The base salary is based on the individuals’ job description, and the overall qualifications, experience and tenure at Acuitas. Each of the portfolio managers is a partner at the Acuitas and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Altravue Capital, LLC (AltraVue): Compensation packages include a base salary and benefits. Compensation may also include a profit-sharing component for analysts, traders and other firm professionals based on ownership percentage.
ClariVest Asset Management, LLC (ClariVest): Compensation paid by ClariVest to its portfolio managers has three primary components: (1) a base salary, (2) a discretionary bonus, and (3) a deferred compensation plan. The portfolio managers also receive certain retirement, insurance, and other benefits that are broadly available to all ClariVest employees. The intent of this compensation plan is to achieve a market competitive structure. ClariVest seeks to compensate portfolio managers in a manner commensurate with their responsibilities, contributions and performance, and that is competitive with other firms within the investment management industry. Salaries, bonuses, and deferred distributions are also influenced by the operating performance of ClariVest. Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. ClariVest believes that payment of bonuses based on short-term performance is counterproductive to the environment at ClariVest. All members of the investment team are expected to actively participate in ongoing research, some of which may not primarily benefit the product on which they are the named portfolio manager.
Granahan Investment Management (GIM): The portfolio managers’ compensation consists of i) a base salary and ii) a performance bonus or fee sharing arrangement, depending on the account. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he has responsibility. The performance bonus is based on the level of assets managed and the relative return of those assets over both 1 year and 3-year time frames versus the benchmark Russell 2000 Growth Index. Where fee sharing arrangements exist with the portfolio manager, the manager receives a predetermined share of client fees in place of the performance bonus. Additionally, members of the portfolio management team receive a share of GIM profits either in the form of dividends, for shareholders, or via the company’s profit-sharing program for non-shareholders.
Meros Investment Management (Meros): The Meros portfolio management team receives 50% of the net revenue from the management of Microcap strategies, which is not based upon performance results.
Tieton Capital Management (Tieton): Tieton investment professionals are paid a salary with a quarterly bonus that is split equally based on profits above the firm’s designated income.
Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager’s ownership in the Fund:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2020
Acuitas US Microcap Fund
Dennis W. Jensen	$100,001 - $500,000
Christopher D. Tessin	$50,001 - $100,000
Todd Wolter	None
Michael Waterman	None
DeShay McCluskey	None
Touk Sinantha	None
Tim Chatard	None
Jefferey A. Harrison	None
Jennifer M. Pawloski	None
Gary C. Hatton	None
David M. Rose	None
Andrew L. Beja	None
William J. Dezellem	None
Matthew W. Dhane	None

Fees. Subject to the general oversight of the Board, the Adviser makes investment decisions for the Fund pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Fund (the “Advisory Agreement”). The Adviser receives an advisory fee from the Fund at an annual rate equal to 1.25% of the Fund’s average annual daily net assets under the terms of the Advisory Agreement. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Advisory Agreement. The aggregate amount paid by the Adviser to its Subadvisers for the fiscal year ended June 30, 2019 was 0.36%. The actual advisory fee rate paid by the Fund to the Adviser for the fiscal year ended June 30, 2019 was 1.25%. The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50% or 1.75% of the Fund’s Institutional Shares and Investor Shares, respectively, through November 1, 2021 (the “Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is approved by the Board, made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of each Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as an investment manager for its clients with respect to assets that such clients have invested in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will not assess or receive any management fee on the portion of the separately managed account invested in the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.

During the years ended June 30, 2017, June 30, 2018 and June 30, 2019, the aggregate amount of subadvisory fees paid to the Subadvisers was $399,259, $484,407 and $337,382, respectively, for Acuitas US Microcap Fund. None of the Subadvisers are affiliates of the Adviser.

Advisory Agreement. The Fund’s Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Adviser on 60 days’ written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

4.
The section entitled “Falcon Point Capital, LLC Proxy Voting Procedures” beginning on page D-12 of Appendix D of the SAI and “Global Alpha Capital Management Proxy Voting Procedures” beginning on page D-14 of Appendix D of the SAI  are hereby deleted in their entirety and replaced with the following:

Granahan Investment Management, Inc. Proxy Voting Procedures

Proxy Voting Procedures
Updated June 2020

Granahan Investment Management, Inc. (“GIM”) utilizes Glass Lewis recommendations as an aid in carrying out its proxy voting duties; though GIM retains ultimate authority over the process.

GIM generally votes in unison across all shares managed by GIM, where GIM has voting discretion. If a single account or accounts casts a vote that is different from the other accounts, that reason must be well documented.

While GIM largely votes along with Glass Lewis recommendations, there are cases where GIM disagrees and will vote against the recommendation. In these instances, the reason for divergence from the recommendation must be written (e‐mail acceptable) and approved by the CCO or CIO. The CCO and CIO will ensure there is no conflict of interest, personal or corporate, driving the vote against the recommendation.

GIM will evaluate and vote any proxy where Glass Lewis does not give a recommendation or where the recommendation appears to be driven by a conflict of interest at Glass Lewis.

GIM reviews proxy votes on a quarterly basis to confirm all ballot shares are voted, and to confirm that overrides have proper supporting documentation.

Foreign proxy voting can be impacted by operational issues, such as restricted liquidity while shares are being voted. GIM generally refrains from voting where the process itself impacts the marketability of the security.

GIM periodically assesses Glass Lewis’ ability to continue to provide independent analysis, recommendations, and operational support to our proxy voting responsibilities through factors such as historical experience, perceived independence, and reputation.

Tieton Capital Management, LLC Proxy Voting Procedures

Proxy Voting Policy
Proxy Voting: Whether Tieton Capital or the client votes proxies is at the client’s determination. When voting proxies, Tieton Capital’s utmost concern is that all decisions be made solely in the best interest of the client. Tieton Capital acts in a timely and diligent manner intended to increase the client’s wealth. Records of the clients Tieton Capital voted for, the proxies it voted, and how Tieton Capital voted are maintained.

Proxy guidelines are in Form ADV Part 2; therefore, prospective clients receive the Proxy Policy. Annually, clients are at minimum sent material changes to Form ADV Part 2 and are offered to receive the complete ADV Part 2, which includes this Proxy Policy.

Responsibility: Tieton Capital’s Chief Investment Officer is ultimately responsible for ensuring that all proxies received by Tieton Capital are voted in a timely manner and in a manner consistent with Tieton’s determination of the client’s best interest.

Voting Guidelines: Each proxy issue is considered individually. Tieton Capital follows general guidelines used in voting proposals contained in the proxy statements, but these guidelines are not used as rigid rules.

Tieton Capital votes in favor of routine proposals which do not change the structure, bylaws, or operations of the corporation to the detriment of the shareholders. Given the routine nature of these proposals, proxies are normally voted with management.   Traditionally, these issues include election of auditors recommended by management, date and place of annual meeting, ratification of directors’ actions on routine matters since previous annual meeting, responsible Employee Stock Purchase Plans and establishing reasonable 401(k) Plans.

Tieton Capital generally votes against any management proposal that is not deemed to be in the shareholder’s best interests. Proposals in this category include issues regarding the issuer’s Board entrenchment, anti-takeover measures, and providing cumulative voting rights.

Tieton Capital votes other items on a case-by-case basis with the intention to increase the client’s wealth. If there is a material conflict of interest between Tieton Capital’s interests and a client’s interests, the Chief Investment Officer and a Portfolio Manager will jointly evaluate the vote to assure the client’s interest is put first.

This Proxy Policy is governed by Rule 206(4)-6 of the Investment Advisers Act of 1940.

* * *

For more information, please contact a Fund customer service representative toll free at
(844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.